UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2018

CASEY'S GENERAL STORES, INC.
(Exact name of registrant as specified in its charter)

Iowa
(State or other jurisdiction of incorporation)

001-34700	42-0935283

(Commission File Number)	(IRS Employer Identification No.)

One SE Convenience Blvd., Ankeny, Iowa	50021

(Address of principal executive Offices)	(Zip Code)

515/965-6100
(Registrant's telephone number, including area code)

NONE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

•	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

•	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

•	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CF 240.14d-2(b))

•	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2018 Stock Incentive Plan

As described in Item 5.07, at the Casey’s General Stores, Inc. (the “Company”) 2018 annual shareholders’ meeting, held on September 5, 2018 (the “Annual Meeting”), the shareholders of the Company approved the Casey’s General Stores, Inc. 2018 Stock Incentive Plan (the “Plan”). As a result, the Plan became effective on September 5, 2018. The foregoing description is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit 10.43 and is incorporated herein by reference. A description of the material terms of the Plan was included in the Company’s definitive proxy statement on Schedule 14A, and additional definitive proxy soliciting materials on Schedule 14A, filed with the Securities and Exchange Commission on July 27, 2018, and August 8, 2018, respectively (collectively, the “Proxy Statement”).

Form of Award Agreement - Non-Employee Directors

The form of restricted stock unit award agreement for non-employee directors under the Plan is attached at Exhibit 99.1 and is incorporated herein by reference.

Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Articles of Incorporation Amendment

As described in Item 5.07, at the Annual Meeting, the shareholders approved an amendment to the Second Restatement of the Restated and Amended Articles of Incorporation of the Company (the “Articles”) to implement a majority voting standard for uncontested director elections (referred to as “Majority Voting”). The foregoing description is qualified in its entirety by reference to the Articles of Amendment as filed with the Iowa Secretary of State on September 7, 2018, a copy of which is attached as Exhibit 3.1 and is incorporated herein by reference.

By-Laws Amendment

On March 2, 2018, the Company’s Board of Directors, acting on a recommendation of its Nominating and Corporate Governance Committee, approved a conforming amendment to the Fourth Amended and Restated By-laws (the “By-Laws”) to delete the first sentence of Article II, Section 10, subsection (b), which referenced a plurality voting standard (the “By-Laws Amendment”). The By-Laws Amendment was subject to, and effective upon, the approval by the Company’s shareholders of the Articles amendment referenced immediately above. As a result, the By-Laws Amendment became effective on September 5, 2018. The foregoing description is qualified in its entirety by reference to the Amendment to By-Laws, a copy of which is attached as Exhibit 3.2(a) and is incorporated herein by reference.

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On September 5, 2018, the Company held the Annual Meeting. In addition to the election of three Class II directors, five other proposals were acted upon at the Annual Meeting, each of which is described briefly below and in detail in the Proxy Statement. The matters voted upon and results were as follows:

1.    The following nominees for Class II directors were elected to serve three-year terms expiring in 2021 by a plurality of the votes cast at the Annual Meeting:

Nominee	For	Authority Withheld	Broker Non-Votes
Terry W. Handley	30,185,111	297,996	3,952,628
Donald E. Frieson	30,104,030	379,077	3,952,628
Cara K. Heiden	30,104,718	378,389	3,952,628

2.    The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2019 was ratified by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
34,079,172	288,971	67,592	---

3.    In an advisory vote on the compensation of the Company’s named executive officers, as described in the Proxy Statement, the compensation of the Company’s named executive officers was approved by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
29,989,029	431,236	62,842	3,952,628

4.    The Casey’s General Stores, Inc. 2018 Stock Incentive plan was approved by a majority of the votes cast at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
29,296,118	1,150,572	36,417	3,952,628

5.     The amendment to the Articles to implement Majority Voting was approved by at least two-thirds of the shares entitled to vote at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
30,326,449	105,397	51,261	3,952,628

6.    The amendment to the Articles to enable the Board to determine the number of directors that constitutes the Board was not approved by at least two-thirds of the shares entitled to vote at the Annual Meeting:

For	Against	Abstentions	Broker Non-Votes
7,628,770	22,760,787	93,550	3,952,628

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.        Description

3.1	Articles of Amendment to the Second Restatement of the Restated and Amended Articles of Incorporation
3.2(a)	Amendment to Fourth Amended and Restated By-Laws
10.43	Casey’s General Stores, Inc. 2018 Stock Inventive Plan
99.1	Form of Restricted Stock Unit Agreement (Non-Employee Directors)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASEY'S GENERAL STORES, INC.

Dated: September 10, 2018	By:	/s/ William J. Walljasper

William J. Walljasper
Senior Vice President and
Chief Financial Officer